Exhibit 99.2

LIONSGATE AND LIONSGATE STUDIOS REMIND SHAREHOLDERS TO VOTE AT THE UPCOMING MEETINGS AND ANNOUNCE PROXY SUPPLEMENT

April 17, 2025

SANTA MONICA, Calif., and VANCOUVER, BC, April 17, 2025/PRNewswire/ — Lions Gate Entertainment Corp. (NYSE: LGF.A, LGF.B) (“Lionsgate”) and Lionsgate Studios Corp. (Nasdaq: LION) (“Lionsgate Studios”) today reminded shareholders to vote at the upcoming annual general and special meeting of shareholders of Lionsgate and special meeting of shareholders of Lionsgate Studios (the “Meetings”). The revised proxy materials are available on the SEC’s website at www.sec.gov.

Lionsgate and Lionsgate Studios are seeking shareholder approval to, among other things, effect the separation of the businesses of Lionsgate Studios, which encompasses the motion picture and television studio operations, from the other businesses of Lionsgate, including the STARZ-branded premium subscription platforms.

Lionsgate and Lionsgate Studios will hold the Meetings on April 23, 2025. Shareholders of record of Lionsgate and Lionsgate Studios as of at 5:30 p.m. (Eastern Time) on March 12, 2025 are entitled to vote at the Meetings in accordance with the joint proxy statement/prospectus. The board of directors for each of Lionsgate and Lionsgate Studios strongly recommend that shareholders vote “FOR” each of the proposals presented at the Meetings.

In addition, Lionsgate and Lionsgate Studios today announced the filing of a supplement to the joint proxy statement/prospectus, dated March 14, 2025, in connection with the Meetings.

If you need assistance in voting your shares or have questions regarding the Meetings, please contact Lionsgate’s and Lionsgate Studios’ proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or by email at lionsgate@mackenziepartners.com, if you are a shareholder of Lionsgate, or lgstudios@mackenziepartners.com, if you are a shareholder of Lionsgate Studios.

Additional Information and Where to Find It

This communication is being made in respect of the Transactions described in the Registration Statement on Form S-4 involving Lionsgate, Lionsgate Studios and Lionsgate Studios Holding Corp (“New Lionsgate”). In connection with the Transactions, Lionsgate filed with the SEC a Registration Statement on Form S-4 on March 13, 2025 and a Proxy Statement on March 14, 2025. Promptly after filing its Proxy Statement with the SEC, Lionsgate and Lionsgate Studios mailed the Proxy Statement and a proxy card to each shareholder of Lionsgate entitled to vote at the Meetings relating to the Transactions. This communication is not a substitute for the Proxy Statement or any other document that Lionsgate and Lionsgate Studios has filed or may file with the SEC or send to its shareholders in connection with the Transactions. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ

THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LIONSGATE, LIONSGATE STUDIOS AND THE TRANSACTIONS. The materials filed by Lionsgate and Lionsgate Studios are available to Lionsgate’s investors and shareholders at no expense to them and copies may be obtained free of charge by directing a request to Lionsgate at 2700 Colorado Avenue, Santa Monica, CA 90404, Attention: Investor Relations or at tel: (310) 449-9200. In addition, all of those materials are available at no charge on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

Participants in the Solicitation

Lionsgate, Lionsgate Studios and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Lionsgate’s and Lionsgate Studios’ shareholders in connection with the Transactions is set forth in the Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Transactions is set forth in the Proxy Statement and other relevant documents that are filed or will be filed with the SEC in connection with the Transactions. You may obtain free copies of these documents using the sources indicated above.

Additional information regarding the interests of such individuals in the Transactions are included in the Proxy Statement. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Lionsgate Studios or New Lionsgate. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements

The matters discussed in this communication include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to: changes in our business strategy; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; weakness in the global economy and financial markets, including a recession and past and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruptions and strikes; the inability of the parties to successfully or timely consummate the Transactions, including the approval of the requisite equity holders of Lionsgate and Lionsgate Studios is not obtained; the inability to receive court approval of the proposed plan of arrangement in connection with the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Transactions; failure to realize the anticipated benefits of the Transactions; the ability to recognize the anticipated benefits of the Transactions; the effect of the announcement or pendency of the Transactions on Lionsgate’s or Lionsgate Studios’ ability to retain key personnel and to maintain relationships with business partners; risks relating to potential diversion of management attention from Lionsgate’s and Lionsgate Studios’ ongoing business operations; negative effects of this announcement or the consummation of the Transactions on the market price of Lionsgate’s or Lionsgate Studios’ applicable equity securities and/or operating results; transaction costs associated with the Transactions; and the other risk factors set forth in Lionsgate’s and Lionsgate Studios’ most recent Quarterly Reports Form 10-Q and Annual Report on Form 10-K, and the risk factors that are set forth in the S-4. Neither of Lionsgate nor Lionsgate Studios undertakes any obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

About Lionsgate Studios

Lionsgate Studios (Nasdaq: LION) is one of the world’s leading standalone, pure play, publicly-traded content companies. It brings together diversified motion picture and television production and distribution businesses, a world-class portfolio of valuable brands and franchises, a talent management and production powerhouse and a more than 20,000-title film and television library, all driven by Lionsgate’s bold and entrepreneurial culture.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) owns approximately 87% of the outstanding shares of Lionsgate Studios Corp. (Nasdaq: LION), one of the world’s leading standalone, pure play, publicly-traded content companies, as well as the premium subscription platform STARZ.

For investor inquiries, please contact:

Nilay Shah

nshah@lionsgate.com

310-255-3651

For media inquiries, please contact:

Laurel Pecchia

lpecchia@lionsgate.com

310-255-5114